             HARSCO CORPORATION                                       EXHIBIT 21

Subsidiaries of the Registrant

                                                               Country of                             Ownership
Name                                                           Incorporation                          Percentage
----                                                           -------------                          ----------
Heckett MultiServ S.A.I.C.                                     Argentina                                100%
MetServ Holdings Pty. Limited                                  Australia                                 55%
MetServ Australasia Pty. Ltd.                                  Australia                                 70%
MetServ Victoria Pty. Ltd.                                     Australia                                 70%
MetServ Pty. Ltd.                                              Australia                                 55%
Harsco (Australia) Pty. Limited                                Australia                                100%
Harsco Track Technologies Pty. Ltd.                            Australia                                100%
Taylor-Wharton (Australia) Pty. Limited                        Australia                                100%
Heckett MultiServ (Australia) Pty. Ltd.                        Australia                                100%
AluServ Middle East W.L.L.                                     Bahrain                                   65%
Heckett MultiServ S.A.                                         Belgium                                  100%
Heckett MultiServ Russia S.A.                                  Belgium                                  100%
Loyquip Holdings S.A.                                          Belgium                                  100%
Societe D'Etudes et D'Administration
  des Entreprises S.A.                                         Belgium                                  100%
SGB Belgium Sarl                                               Belgium                                  100%
Fortuna Insurance Limited                                      Bermuda                                  100%
Harsco (Bermuda) Limited                                       Bermuda                                  100%
Sobremetal - Recuperacao de Metais Ltda.                       Brazil                                   100%
Heckett MultiServ Limitada                                     Brazil                                   100%
Harsco Canada Limited                                          Canada                                   100%
Guernsey Plant Hire Ltd.                                       Channel Islands-Guernsey                 100%
SGB (Channel Islands) Ltd.                                     Channel Islands-Jersey                   100%
SGB Gulf Ltd.                                                  Channel Islands-Jersey                   100%
Heckett MultiServ S.A.                                         Chile                                    100%
Jiangxi Huanyou Resources Development
  Company Limited                                              China                                     55%
MultiServ Wuhan Co. Ltd.                                       China                                    100%
MultiServ Jiangxi Co. Ltd.                                     China                                    100%
Taylor-Wharton (Beijing) Cryogenic
  Equipment Co. Ltd.                                           China                                     51%
MultiServ spol. s.r.o.                                         Czech Republic                           100%
Czech Slag - Nova Hut s.r.o.                                   Czech Republic                            65%
Czech Slag Consulting s.r.o.                                   Czech Republic                           100%
Czech Slag s.r.o.                                              Czech Republic                           100%
Slag Reduction Vitkovice s.r.o.                                Czech Republic                           100%
SGB Cz a.s.                                                    Czech Republic                           100%
Witca SGB Stillads ApS                                         Denmark                                  100%
Alt Til Alt Undlejning A/S                                     Denmark                                  100%
Heckett MultiServ Bahna S.A.E.                                 Egypt                                     65%
Heckett Bahna Co. For Industrial
  Operations S.A.E.                                            Egypt                                     65%
Bergslagens Suomi Oy                                           Finland                                  100%
Heckett MultiServ France S.A.                                  France                                   100%

HARSCO CORPORATION

Subsidiaries of the Registrant


                                                               Country of                             Ownership
Name                                                           Incorporation                          Percentage
----                                                           -------------                          ----------
Floyequip S.A.                                                 France                                   100%
PyroServ                                                       France                                   100%
Heckett MultiServ S.A.S.                                       France                                   100%
Heckett MultiServ Sud S.A.                                     France                                   100%
Heckett MultiServ Industries S.A.S.                            France                                   100%
Heckett MultiServ Logistique et
  Services Specialises S.A.S.                                  France                                   100%
SGB France S.A.S.                                              France                                   100%
SCI Fetan S.A.                                                 France                                   100%
SCI Branchy S.A.                                               France                                   100%
SGB S.A.S.                                                     France                                   100%
Carbofer International GmbH                                    Germany                                  100%
MultiServ GmbH                                                 Germany                                  100%
Harsco GmbH                                                    Germany                                  100%
SGB Geruste Und Baugerate GmbH                                 Germany                                  100%
SGB Asia Pacific Ltd.                                          Hong Kong                                100%
Pt Esgebe Bracindo Jaya                                        Indonesia                                100%
IMS Servizi SpA                                                Italy                                    100%
MultiServ SrL                                                  Italy                                    100%
IIServ SrL                                                     Italy                                     65%
Luxequip Holding S.A.                                          Luxembourg                               100%
Heckett MultiServ S.A.                                         Luxembourg                               100%
Societe Luxembourgeoise D'Interim S.A.                         Luxembourg                               100%
Heckett MultiServ Kemaman Sdn. Bhd.                            Malaysia                                 100%
Taylor-Wharon Gas Equipment Sdn. Bhd.                          Malaysia                                 100%
Tayor-Wharton Asia (M) Sdn. Bhd.                               Malaysia                                 100%
SGB Asia Pacific (M) Sdn Bhd.                                  Malaysia                                 100%
Irving, S.A. de C.V.                                           Mexico                                   100%
Heckett Mexicana, S.A. de C.V.                                 Mexico                                   100%
Andamios Patentados, S.A. de C.V.                              Mexico                                   100%
Electroforjados Nacionales, S.A. de C.V.                       Mexico                                   100%
Heckett MultiServ International B.V.                           Netherlands                              100%
Heckett MultiServ Finance B.V.                                 Netherlands                              100%
Heckett MultiServ China B.V.                                   Netherlands                              100%
Heckett MultiServ Far East B.V.                                Netherlands                              100%
Harsco Europa B.V.                                             Netherlands                              100%
Heckett MultiServ (Holland) B.V.                               Netherlands                              100%
Slag Reductie (Pacific) B.V.                                   Netherlands                              100%
Slag Reductie Nederland B.V.                                   Netherlands                              100%
SGB North Europe B.V.                                          Netherlands                              100%
Stalen Steigers Holland B.V.                                   Netherlands                              100%

HARSCO CORPORATION
Subsidiaries of the Registrant


                                                               Country of                             Ownership
Name                                                           Incorporation                          Percentage
----                                                           -------------                          ----------
SGB Holland B.V.                                               Netherlands                              100%
SGB Industrial Services B.V.                                   Netherlands                              100%
SGB Events B.V.                                                Netherlands                              100%
Harsco Finance B.V.                                            Netherlands                              100%
Heckett MultiServ A.S.                                         Norway                                   100%
Slag Reduction Polska SP Z.O.O.                                Poland                                   100%
Companhia de Tratemento de
  Sucatas, Limitada                                            Portugal                                 100%
Trenci-Engenharia Tecnicas
  Racuionalizades de Construcao Civil Lda.                     Portugal                                 100%
Heckett MultiServ Saudi Arabia Limited                         Saudi Arabia                              55%
SGB Asia Pacific (S) Pte. Ltd.                                 Singapore                                100%
SGB Slovensko s.r.o.                                           Slovak Republic                          100%
MultiServ Slovensko spol. s.r.o.                               Slovak Republic                          100%
Heckett MultiServ (FS) (Pty.) Limited                          South Africa                             100%
SteelServ (Pty.) Ltd.                                          South Africa                             100%
Heckett MultiServ (Pty.) Limited                               South Africa                             100%
S.R.V. Mill Services (Pty.) Ltd.                               South Africa                             100%
Heckett MultiServ (SR) (Pty.) Ltd.                             South Africa                             100%
SRH Pty. Ltd.                                                  South Africa                             100%
Ihlanga Steelphalt                                             South Africa                              51%
MultiServ Lycrete S.A.                                         Spain                                    100%
Serviequipo S.A.                                               Spain                                    100%
MultiServ Intermetal S.A.                                      Spain                                    100%
MultiServ Iberica S.A.                                         Spain                                    100%
Heckett MultiServ Reclamet, S.A.                               Spain                                    100%
Gestion Materias Ferricas, S.A.                                Spain                                    100%
Heckett MultiServ Nordiska A.B.                                Sweden                                   100%
SGB Stallningar A.B.                                           Sweden                                   100%
Heckett MultiServ (Sweden) A.B.                                Sweden                                   100%
Montanus Industriforvaltning A.B.                              Sweden                                   100%
Bergslagens Stalservice A.B.                                   Sweden                                   100%
Heckett MultiServ (Thailand)
  Company Limited                                              Thailand                                  70%
Heckett MultiServ Investment Limited                           U.K.                                     100%
Heckett MultiServ plc                                          U.K.                                     100%
Heckett MultiServ (UK) Ltd.                                    U.K.                                     100%
MultiServ Overseas Ltd.                                        U.K.                                     100%
Quipco Ltd.                                                    U.K.                                     100%
Harsco (U.K.) Ltd.                                             U.K.                                     100%
Heckett International Services Limited                         U.K.                                     100%
Heckett Limited                                                U.K.                                     100%

HARSCO CORPORATION
Subsidiaries of the Registrant

                                                               Country of                             Ownership
Name                                                           Incorporation                          Percentage
----                                                           -------------                          ----------
Faber Prest (Australia) Limited                                U.K.                                     100%
Faber Prest (Overseas) Limited                                 U.K.                                     100%
Faber Prest (Pacific) Limited                                  U.K.                                     100%
Faber Prest Distribution Limited                               U.K.                                     100%
Faber Prest Limited                                            U.K.                                     100%
Heckett MultiServ (A.S.R.) Ltd.                                U.K.                                     100%
Heckett MultiServ (Sheffield) Ltd.                             U.K.                                     100%
Heckett MultiServ (S.R.) Ltd.                                  U.K.                                     100%
Otis Transport Services Limited                                U.K.                                     100%
Slag Reduction Overseas Limited                                U.K.                                     100%
Faber Prest (US) Ltd.                                          U.K.                                     100%
SGB Group Ltd.                                                 U.K.                                     100%
SGB Services Ltd.                                              U.K.                                     100%
SGB Holdings Ltd.                                              U.K.                                     100%
SGB Investments Ltd.                                           U.K.                                     100%
Harsco Investment Ltd.                                         U.K.                                     100%
Harsco Track Technologies Ltd.                                 U.K.                                     100%
Harsco Foreign Sales Corporation                               U.S. Virgin Islands                      100%
Bio-Oxidation Services Inc.                                    U.S.A.                                   100%
Heckett MultiServ U.S. Corporation                             U.S.A.                                   100%
Heckett MultiServ Inc.                                         U.S.A.                                   100%
Heckett MultiServ Operations Ltd.                              U.S.A.                                   100%
Heckett MultiServ General Corp.                                U.S.A.                                   100%
Heckett MultiServ Intermetal Inc.                              U.S.A.                                   100%
Heckett Technology Services Inc.                               U.S.A.                                   100%
Harsco Defense Holding, Inc.                                   U.S.A.                                   100%
Harsco Minnesota Corporation                                   U.S.A.                                   100%
Harsco UDLP Corporation                                        U.S.A.                                   100%
Heckett MultiServ Investment Corporation                       U.S.A.                                   100%
T.J. Egan and Company Inc.                                     U.S.A.                                   100%
Faber Prest (U.S.), Inc.                                       U.S.A.                                   100%
Harsco Technologies Corporation                                U.S.A.                                   100%
Bio-Oxidation, Inc.                                            U.S.A.                                   100%
SRA Mill Services, Inc.                                        U.S.A.                                   100%
SGB Holdings Inc.                                              U.S.A.                                   100%
SGB Construction Services, Inc.                                U.S.A.                                   100%
Heckett MultiServ M.V. & M.S., C.A.                            Venezuela                                100%

Companies in which Harsco Corporation does not have majority ownership are not consolidated. These companies are listed below as unconsolidated entities

                                                                                                   Country of
                                                               Incorporation/                      Ownership
 Name                                                           Organization                       Percentage
------                                                          ------------                       ----------
Steelstone Holdings (Pty.) Ltd.                                Australia                              50%
Steelstone Pty. Limited                                        Australia                              50%
Phooltas Tamper Private Limited                                India                                  40%
Ferro Scrap Nigam Ltd.                                         India                                  40%
p.t. Purna Baja Heckett                                        Indonesia                              40%
IKG-Salcon Sdn. Bhd.                                           Malaysia                               50%
The Slag Reduction Company
  (New Zealand) Limited                                        New Zealand                            50%
SGB Al Darwish United WLL                                      Qatar                                  49%
Salamis / SGB Limited                                          Scotland                               50%
Auxihec                                                        Spain                                  50%
SGB Hertel Limited                                             U.K.                                   50%
S3Networks, LLC                                                U.S.A.                                 49%
Quebeisi SGB Ltd.                                              United Arab Emirates                   49%






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